                                                                      Exhibit 24

                           ALLIANT TECHSYSTEMS INC.

                               POWER OF ATTORNEY
                          OF DIRECTOR AND/OR OFFICER

     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Alliant Techsystems Inc., a Delaware corporation (the "Corporation"), (a) hereby constitutes and appoints Richard Schwartz, Scott S. Meyers, Daryl L. Zimmer and Charles H. Gauck, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, in any and all capacities, (i) to sign a post-effective amendment to the Registration Statement on Form S-8 (Registration No. 33-86158) necessary to deregister unsold Common Stock Value Guarantees of the Corporation offered under the Alliant Techsystems Inc. 1994 Stock Value Guarantee Plan, and any and all documents in connection therewith, (ii) to file the same, together with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and (iii) to perform each and every act and do each and every thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present; and (b) hereby ratifies, approves and confirms all that each of the above-named attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of July, 1997.
     ----        ----

                                   R. Keith Elliott
                                   ----------------

                           ALLIANT TECHSYSTEMS INC.

                               POWER OF ATTORNEY
                          OF DIRECTOR AND/OR OFFICER

     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Alliant Techsystems Inc., a Delaware corporation (the "Corporation"), (a) hereby constitutes and appoints Richard Schwartz, Scott S. Meyers, Daryl L. Zimmer and Charles H. Gauck, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, in any and all capacities, (i) to sign a post-effective amendment to the Registration Statement on Form S-8 (Registration No. 33-86158) necessary to deregister unsold Common Stock Value Guarantees of the Corporation offered under the Alliant Techsystems Inc. 1994 Stock Value Guarantee Plan, and any and all documents in connection therewith, (ii) to file the same, together with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and (iii) to perform each and every act and do each and every thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present; and (b) hereby ratifies, approves and confirms all that each of the above-named attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14 day of July, 1997.
     --        ----

                                   T. L. Gossage
                                   -------------

                           ALLIANT TECHSYSTEMS INC.

                               POWER OF ATTORNEY
                          OF DIRECTOR AND/OR OFFICER

     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Alliant Techsystems Inc., a Delaware corporation (the "Corporation"), (a) hereby constitutes and appoints Richard Schwartz, Scott S. Meyers, Daryl L. Zimmer and Charles H. Gauck, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, in any and all capacities, (i) to sign a post-effective amendment to the Registration Statement on Form S-8 (Registration No. 33-86158) necessary to deregister unsold Common Stock Value Guarantees of the Corporation offered under the Alliant Techsystems Inc. 1994 Stock Value Guarantee Plan, and any and all documents in connection therewith, (ii) to file the same, together with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and (iii) to perform each and every act and do each and every thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present; and (b) hereby ratifies, approves and confirms all that each of the above-named attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14 day of July, 1997.
     --        ----

                                   Joel M. Greenblatt
                                   ------------------

                           ALLIANT TECHSYSTEMS INC.

                               POWER OF ATTORNEY
                          OF DIRECTOR AND/OR OFFICER

     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Alliant Techsystems Inc., a Delaware corporation (the "Corporation"), (a) hereby constitutes and appoints Richard Schwartz, Scott S. Meyers, Daryl L. Zimmer and Charles H. Gauck, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, in any and all capacities, (i) to sign a post-effective amendment to the Registration Statement on Form S-8 (Registration No. 33-86158) necessary to deregister unsold Common Stock Value Guarantees of the Corporation offered under the Alliant Techsystems Inc. 1994 Stock Value Guarantee Plan, and any and all documents in connection therewith, (ii) to file the same, together with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and (iii) to perform each and every act and do each and every thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present; and (b) hereby ratifies, approves and confirms all that each of the above-named attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18 day of July, 1997.
     --        ----

                                   Jonathan G. Guss
                                   ----------------

                           ALLIANT TECHSYSTEMS INC.

                               POWER OF ATTORNEY
                          OF DIRECTOR AND/OR OFFICER

     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Alliant Techsystems Inc., a Delaware corporation (the "Corporation"), (a) hereby constitutes and appoints Richard Schwartz, Scott S. Meyers, Daryl L. Zimmer and Charles H. Gauck, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, in any and all capacities, (i) to sign a post-effective amendment to the Registration Statement on Form S-8 (Registration No. 33-86158) necessary to deregister unsold Common Stock Value Guarantees of the Corporation offered under the Alliant Techsystems Inc. 1994 Stock Value Guarantee Plan, and any and all documents in connection therewith, (ii) to file the same, together with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and (iii) to perform each and every act and do each and every thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present; and (b) hereby ratifies, approves and confirms all that each of the above-named attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of July, 1997.
     ----        ----

                                   David E. Jeremiah
                                   -----------------

                           ALLIANT TECHSYSTEMS INC.

                               POWER OF ATTORNEY
                          OF DIRECTOR AND/OR OFFICER

     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Alliant Techsystems Inc., a Delaware corporation (the "Corporation"), (a) hereby constitutes and appoints Richard Schwartz, Scott S. Meyers, Daryl L. Zimmer and Charles H. Gauck, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, in any and all capacities, (i) to sign a post-effective amendment to the Registration Statement on Form S-8 (Registration No. 33-86158) necessary to deregister unsold Common Stock Value Guarantees of the Corporation offered under the Alliant Techsystems Inc. 1994 Stock Value Guarantee Plan, and any and all documents in connection therewith, (ii) to file the same, together with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and (iii) to perform each and every act and do each and every thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present; and (b) hereby ratifies, approves and confirms all that each of the above-named attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of July, 1997.
     ----        ----

                                   Gaynor N. Kelley
                                   ----------------

                           ALLIANT TECHSYSTEMS INC.

                               POWER OF ATTORNEY
                          OF DIRECTOR AND/OR OFFICER

     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Alliant Techsystems Inc., a Delaware corporation (the "Corporation"), (a) hereby constitutes and appoints Richard Schwartz, Scott S. Meyers, Daryl L. Zimmer and Charles H. Gauck, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, in any and all capacities, (i) to sign a post-effective amendment to the Registration Statement on Form S-8 (Registration No. 33-86158) necessary to deregister unsold Common Stock Value Guarantees of the Corporation offered under the Alliant Techsystems Inc. 1994 Stock Value Guarantee Plan, and any and all documents in connection therewith, (ii) to file the same, together with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and (iii) to perform each and every act and do each and every thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present; and (b) hereby ratifies, approves and confirms all that each of the above-named attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14 day of July, 1997.
     --        ----

                                   Joseph F. Mazzella
                                   ------------------

                           ALLIANT TECHSYSTEMS INC.

                               POWER OF ATTORNEY
                          OF DIRECTOR AND/OR OFFICER

     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Alliant Techsystems Inc., a Delaware corporation (the "Corporation"), (a) hereby constitutes and appoints Richard Schwartz, Scott S. Meyers, Daryl L. Zimmer and Charles H. Gauck, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, in any and all capacities, (i) to sign a post-effective amendment to the Registration Statement on Form S-8 (Registration No. 33-86158) necessary to deregister unsold Common Stock Value Guarantees of the Corporation offered under the Alliant Techsystems Inc. 1994 Stock Value Guarantee Plan, and any and all documents in connection therewith, (ii) to file the same, together with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and (iii) to perform each and every act and do each and every thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present; and (b) hereby ratifies, approves and confirms all that each of the above-named attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of July, 1997.
     ----        ----

                                   Daniel L. Nir
                                   -------------

                            ALLIANT TECHSYSTEMS INC.

                               POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER

     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Alliant Techsystems Inc., a Delaware corporation (the "Corporation"), (a) hereby constitutes and appoints Richard Schwartz, Scott S. Meyers, Daryl L. Zimmer and Charles H. Gauck, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, in any and all capacities, (i) to sign a post-effective amendment to the Registration Statement on Form S-8 (Registration No. 33-86158) necessary to deregister unsold Common Stock Value Guarantees of the Corporation offered under the Alliant Techsystems Inc. 1994 Stock Value Guarantee Plan, and any and all documents in connection therewith, (ii) to file the same, together with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and (iii) to perform each and every act and do each and every thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present; and (b) hereby ratifies, approves and confirms all that each of the above-named attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13 day of July, 1997.
     --        ----

                                   Richard Schwartz
                                   ----------------

                            ALLIANT TECHSYSTEMS INC.

                               POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER

     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Alliant Techsystems Inc., a Delaware corporation (the "Corporation"), (a) hereby constitutes and appoints Richard Schwartz, Scott S. Meyers, Daryl L. Zimmer and Charles H. Gauck, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, in any and all capacities, (i) to sign a post-effective amendment to the Registration Statement on Form S-8 (Registration No. 33-86158) necessary to deregister unsold Common Stock Value Guarantees of the Corporation offered under the Alliant Techsystems Inc. 1994 Stock Value Guarantee Plan, and any and all documents in connection therewith, (ii) to file the same, together with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and (iii) to perform each and every act and do each and every thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present; and (b) hereby ratifies, approves and confirms all that each of the above-named attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10 day of July, 1997.
     --        ----

                                   Scott S. Meyers
                                   ---------------

                            ALLIANT TECHSYSTEMS INC.

                               POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER

     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Alliant Techsystems Inc., a Delaware corporation (the "Corporation"), (a) hereby constitutes and appoints Richard Schwartz, Scott S. Meyers, Daryl L. Zimmer and Charles H. Gauck, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, in any and all capacities, (i) to sign a post-effective amendment to the Registration Statement on Form S-8 (Registration No. 33-86158) necessary to deregister unsold Common Stock Value Guarantees of the Corporation offered under the Alliant Techsystems Inc. 1994 Stock Value Guarantee Plan, and any and all documents in connection therewith, (ii) to file the same, together with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and (iii) to perform each and every act and do each and every thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present; and (b) hereby ratifies, approves and confirms all that each of the above-named attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 9 day of July, 1997.
     -        ----

                                   Paula J. Patineau
                                   -----------------